                                                                      Exhibit 99

                         Form 4 Joint Filer Information

Name:                      EnCap Energy Capital Fund VIII Co-Investors, L.P.

Address:                   1100 LOUISIANA STREET, SUITE 4900
                           HOUSTON, TX 77002

Issuer & Ticket Symbol:    Eclipse Resources Corporation [ECR]

Date of Event Requiring    9/20/2016
Statement:

Relationship of Reporting  10% Owner
Person to Issuer:

Signature:                 EnCap Energy Capital Fund VIII Co-Investors, L.P.

                           By:   EnCap Equity Fund VIII GP, L.P.,
                                 its general partner

                           By:   EnCap Investments L.P.,
                                 its general partner

                           By:   EnCap Investments GP, L.L.C,
                                 its general partner

                           By:   /s/ D. Martin Phillips, Sr. Managing Director
                                 ---------------------------------------------

Date:                      9/22/2016

Name:                      EnCap Energy Capital Fund IX, L.P.

Address:                   1100 LOUISIANA STREET, SUITE 4900
                           HOUSTON, TX 77002

Issuer & Ticket Symbol:    Eclipse Resources Corporation [ECR]

Date of Event Requiring    9/20/2016
Statement:

Relationship of Reporting  10% Owner
Person to Issuer:

Signature:                 EnCap Energy Capital Fund IX, L.P.

                           By:   EnCap Equity Fund IX GP, L.P.,
                                 its general partner

                           By:   EnCap Investments L.P.,
                                 its general partner

                           By:   EnCap Investments GP, L.L.C,
                                 its general partner

                           By:   /s/ D. Martin Phillips, Sr. Managing Director
                                 ---------------------------------------------

Date:                      9/22/2016

Name:                      EnCap Partners, LLC

Address:                   1100 LOUISIANA STREET, SUITE 4900
                           HOUSTON, TX 77002

Issuer & Ticket Symbol:    Eclipse Resources Corporation [ECR]

Date of Event Requiring    9/20/2016
Statement:

Relationship of Reporting  10% Owner
Person to Issuer:

Signature:                 By:   /s/ D. Martin Phillips, Managing Partner
                                 ---------------------------------------------

Date:                      9/22/2016

Name:                      Robert L. Zorich

Address:                   1100 LOUISIANA STREET, SUITE 4900
                           HOUSTON, TX 77002

Issuer & Ticket Symbol:    Eclipse Resources Corporation [ECR]

Date of Event Requiring
Statement:                 9/20/2016

Relationship of Reporting  10% Owner and Director
Person to Issuer:

Signature:                 /s/ Robert L. Zorich
                           --------------------------

Date:                      9/22/2016

Name:                      D. Martin Phillips

Address:                   1100 LOUISIANA STREET, SUITE 4900
                           HOUSTON, TX 77002

Issuer & Ticket Symbol:    Eclipse Resources Corporation [ECR]

Date of Event Requiring    9/20/2016
Statement:

Relationship of Reporting  10% Owner and Director
Person to Issuer:

Signature:                 /s/ D. Martin Phillips
                           --------------------------

Date:                      9/22/2016